UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23782

California First Leasing Corporation
(Exact name of registrant as specified in charter)

5000 Birch Street, Suite 500, Newport Beach, CA 92660
(Address of principal executive offices)

Glen T. Tsuma
California First Leasing Corporation
5000 Birch Street, Suite 500
Newport Beach, CA 92660
(Name and address of agent for service)

Registrant’s telephone number, including area code: 949-255-0500

Date of fiscal year end: June 30, 2025

Date of reporting period: December 31, 2024

Item 1(a). Reports to Stockholders

California First Leasing Corporation ‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗

Semi-Annual Financial Report
December 31, 2024

California First Leasing Corporation, (OTCQX: CFNB, “CalFirstLease” or “Company”), headquartered in Newport Beach, California, is an internally managed non-diversified closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company retains its lease business while using equity and other investments to maximize current income and generate capital appreciation.

An investment in the Company’s common stock involves certain risks, including the risk of loss. The shares of common stock are not deposits or obligations of, or guaranteed by any federal or other government agency. The Company’s periodic earnings can fluctuate widely due to including gains and losses on equity securities, including unrealized amounts, that are determined based on stock prices on the last day of a fiscal period. A registration statement dated July 20, 2022 (the “Registration Statement”) containing additional information about the Company has been filed with the Securities and Exchange Commission (the “SEC”). Investors should carefully consider the Company’s objectives and risks detailed in the Registration Statement that may adversely affect the Company’s shareholders’ equity and stock price and may make an investment in the Company not appropriate for all investors.

Statements made in this report that are not strictly historical in nature constitute “forward-looking statements.” Forward-looking statements involve management judgment and assumptions, risks and uncertainties and include, but are not limited to, beliefs regarding investments in equity securities, swings in stock prices and the potential for significant volatility in reported net earnings and net asset value, the impact of external events on business activities and the lease portfolio, estimates of expected tax rates applicable to future periods, impact of changes in interest rates and equity and fixed income markets.  Such forward-looking statements involve known and unknown risks and uncertainties and factors that could cause actual results to differ materially include political, economic, competitive, market, regulatory and other risks. Consequently, if management assumptions prove to be incorrect or such risks or uncertainties materialize, the Company’s actual results could differ materially from the results forecast in the forward-looking statements.  All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this information to reflect events or circumstances arising after the date hereof (January 31, 2025).

As permitted by regulations adopted by the SEC, paper copies of the Company’s annual and semiannual shareholder reports will not be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Company’s website (www.calfirstlease.com), and you will be notified each time a report is posted and provided with a website link to access the report. To elect to receive all future reports on paper free of charge, please send an email request to invest@calfirstlease.com or you may call 800-460-4640.

California First Leasing Corporation	Semi-Annual Report for December 31, 2024

Overview

The following table sets forth selected financial data that should be read in conjunction with the unaudited financial statements and notes thereto contained elsewhere herein as well as the annual report on Form N-CSR for the year ended June 30, 2024.

(in thousands, except per share data)	Three Months		Six Months
	Ended December 31,		Ended December 31,
	2024	2023	2024	2023
Dividend and interest income	$1,263	$1,380	$2,500	$2,849
Net realized gain (loss) on securities	(1,427)	-	(528)	(256)
Net change in unrealized securities gain	8,382	11,591	8,945	12,001
Investment Income	8,218	12,971	10,917	14,594
Finance and loan income, net	191	247	452	522
Release of reserves	19	-	19	80
Other lease income	143	348	3,018	609
Lease Income	353	595	3,489	1,212
Investment and Lease Income	8,571	13,566	14,406	15,806
Operating expenses	890	717	1,442	1,376
Income taxes	1,939	3,569	3,136	3,895
Net Income	$5,742	$9,280	$9,828	$10,535

Net Asset Value, beginning of period	$26.51	$22.74	$26.07	$22.61
Net income	0.62	0.97	1.06	1.09
Dividends paid	-	-	-	-
Net gain on share repurchase	-	0.28	-	0.29
Net Asset Value, end of period	$27.13	$23.99	$27.13	$23.99

Weighted Number of shares outstanding	9,309	9,584	9,309	9,643
Shares outstanding, end of period	9,309	9,309	9,309	9,309

Total return
CFNB, based on NAV	2.34%	5.52%	4.07%	6.10%
S&P 500 (TR) Index	2.42%	11.73%	8.41%	8.01%

(1)

Total return for the Company is an after-tax amount. The S&P 500 (TR)”) return assumes reinvestment of all distributions, includes capital gains and distributions in the return calculation, but does not include deductions for expenses or taxes.

The chart below illustrates the value of $10,000 invested in the Company’s stock in comparison to the performance of the S&P 500(TR)®, an unmanaged index that covers 500 leading companies that approximate 80% of the available market capitalization. It is not possible to invest directly in an index.  Performance data shown represents past performance and is no guarantee of future results.

California First Leasing Corporation	Semi-Annual Report for December 31, 2024

Discussion of Performance and Results of Operations

The Company’s operating results are comprised of two primary components:

•        Investment income includes current income from dividends on equity securities, realized and unrealized gains or losses in the value of the securities, and interest earned on short-term treasury and money market securities.

• Lease income includes direct finance and interest income earned from leases and loans, as well as other income from sales of leased property, sales of leases and operating lease income.

For the six months ended December 31, 2024, net earnings declined 6.7% to $9.8 million from $10.5 million the year before. The results include a $2.3 million, or 188%, increase in lease income due to a large gain realized on the sale of property on one operating lease. This was offset by a $3.7 million, or 25.2%, decrease in total investment income due to 12% lower dividend and interest income and 28% decrease in gains on securities as compared to the first six months of fiscal 2024.

Investment Operations

The Company focuses on investing in fair or under-valued public companies that we expect to deliver sustained earnings and cash flow growth that can be reinvested to continue substantial growth or be returned to shareholders via share repurchases or dividends.

Average Total Return through December 31, 2024	Six Months	1 Year	3 Year
CFNB Equity Securities	4.5%	21.7%	6.8%
S&P (TR) Index	8.4%	25.0%	8.9%

For the six months ended December 31, 2024, the S&P 500 advanced 8.4%, slightly below other major US equity market indexes that returned 8.7% to 8.9%. The relative performance of indexes was supported by improved performance in value stocks as well as small-cap companies. These results were against the backdrop of a strong market through early December driven by sturdy economic numbers, tapering inflation and interest rates, expectations for generative artificial intelligence, as well as a surge following the U.S. election results of November 2024. After peaking in early December 2024, markets experienced a 3-7% roll-back, and the S&P 500 was down 2.4% for the month of December 2024 as a rise in U.S. Treasury yields became a headwind for growth expectations.

A high percentage of the Company’s equity portfolio is invested in U.S. large capitalization equities. From time to time, the Company may retain a significant amount of funds in short-term liquid investments in order to take advantage of investment or lease opportunities as they arise. The Company does not specialize in any specific industry, but may hold large positions in certain sectors that it believes offer the opportunity for long-term returns.

Allocation of Securities *	12/31/2024		6/30/2024
($ in 000's)
US Large Cap Equities	$161,746	61.3%	$160,452	64.8%
US Mid Cap Equities	46,688	17.7%	43,814	17.7%
US Small Cap Equities	14,382	5.5%	10,628	4.3%
Developed Markets, Non-US	1,907	0.7%	3,469	1.4%
Emerging Market Equities	6,567	2.5%	5,263	2.1%
Exchange-traded Funds	11,212	4.3%	-	0.0%
Equity Securities	242,502	91.9%	223,626	90.3%
Money market funds	21,292	8.1%	24,155	9.7%
Investment Securities	$263,794	100.0%	$247,781	100.0%

* Equity Securities classified based on information from Wells Fargo Advisors

Ten Largest Equity Holdings at December 31, 2024 as a percent of net assets:

Alphabet Inc.	7.88%
Exxon Mobil	6.85%
Applied Materials	5.98%
Marvell Technology Inc	5.72%
Goldman Sachs	5.26%
AppLovin Corporation	4.10%
Qualcomm Inc	3.57%
Cigna Corp New	3.36%
Meta Platforms Inc	3.22%
Bristol Myers Squibb	2.97%

California First Leasing Corporation	Semi-Annual Report for December 31, 2024

The Company’s equity portfolio at December 31, 2024 included common stock holdings in 43 public companies and two exchange-traded funds, all with readily available stock prices, compared to 43 public companies at June 30, 2024.  The two exchange-traded funds are targeted to more efficiently augment exposure to mid-and small-cap stocks with high growth potential. The top 5 equity holdings accounted for 21% of the portfolio, down from 31% at June 30, 2024, while 6 semiconductor related stocks at December 31, 2024 declined to 23% of the portfolio from 30% at June 30, 2024.

The distribution of the Company’s equity securities and gains or losses across segments at December 31, 2024 is summarized below, and compared to the distribution at June 30, 2024:

(in thousands)		Unrealized			Fair Value at
	Cost Basis	Gains	(Losses)	Fair Value	June 30, 2024
December 31, 2024
Commercial / Industrial	$93,368	$59,611	$(3,461)	$149,518	$151,085
Consumer	27,042	5,607	(4,023)	28,626	25,556
Financial	22,493	13,745	(342)	35,896	30,051
Healthcare	14,983	2,267	-	17,250	16,934
Exchange Traded Funds	11,469	83	(340)	11,212	-
	$169,355	$81,313	$(8,166)	$242,502	$223,626

The Company’s equity portfolio return of 4.5% for the first six months lagged the S&P 500 return of 8.5% largely due to the valuation retreat in semiconductor and oil stocks that are over-weighted and were the top performing stocks in fiscal 2024. After reporting a $1.5 million securities gain during the September 2024 quarter, for the six-months ending December 31, 2024 the net gain increased to $8.4 million, but was down from $11.74 million for the first six months of fiscal 2024.The fiscal 2025 six-month performance was led by select technology picks AppLovin Corporation (digital advertising) and Marvell Technology Group (semiconductor infrastructure solutions) as the top five contributors broadened out to include consumer discretionary (On Holding AG and Bristol Myers Squibb, a real laggard throughout fiscal 2024) and financials led by Goldman Sachs based on expectations for easing banking regulation and improved transaction flow. On a percentage basis, the top performing stocks for the first six months of fiscal 2025 also include PayPal Holdings, Allison Transmission and Lithia Motors Inc.

The largest detractor to the six-month performance came from a recalibration of AI possibilities for four semiconductor companies (Applied Materials, Micron Technology, Qualcomm and Advanced Micro Devices), although they still retained significant cumulative gains through December 31, 2024. Other large detractors were Exxon Mobil and Cigna Corporation.

During the first six months of fiscal 2025, the Company invested $21.4 million in 6 existing holdings and 5 new positions. The Company also sold 3 full positions and parts of 4 others for $10.97 million during the period, realizing a net loss of $528,000.

Interest and Dividend Income

A key component of the Company’s strategy is to generate current income through dividends in addition to the opportunity to realize investment returns from appreciation in stock values. Of the 45 stock positions held at December 31, 2024, 33 pay a dividend and account for 84% of the fair value of equity securities at December 31, 2024.

Total dividend and interest income for the six months ending December 31, 2024 decreased 12.3% to $2.50 million as dividend income increased slightly but interest income declined significantly due to a 58-basis point decrease in average yield to 4.66% and a 38.1% decrease in average cash and equivalent balances. Dividend income increased 5.4% to $1.95 million on a 33.9% increase in average equity balances that reduced the average yield to 1.67% from 2.12% the prior year. The following table presents the Company’s average balances and yields earned on investments for the periods shown:

	Six months ended			Six months ended
	December 31, 2024			December 31, 2023
	Average			Average
($ in thousands)	Balance	Income	Yield	Balance	Income	Yield
Bank deposits	$578	$1	0.35%	$913	$6	1.31%
Money market funds	15,719	364	4.63%	11,579	309	5.35%
Treasury securities	7,388	187	5.06%	25,756	686	5.33%
Equity securities	233,936	1,948	1.67%	174,734	1,848	2.12%
	$257,621	$2,500	1.94%	$212,982	$2,849	2.68%

California First Leasing Corporation	Semi-Annual Report for December 31, 2024

Lease Operations

Lease bookings of $2.7 million for the first six months of fiscal 2025 compared to $1.6 million for the first six months of fiscal 2024. With few lease originations in fiscal 2025, the backlog of approved lease commitments of $1.6 million at December 31, 2024 is down from $2.9 million at June 30, 2024.  Transactions in process of $612,000 at December 31, 2024 compared to $467,000 at June 30, 2024.

Finance and loan income of $452,000 for the first six months of fiscal 2025 was down 13.6% due to a 35.7% decrease in the average balance to $9.7 million. The  average yield  increased by 239-basis point to 9.34% due to the inclusion of accelerated finance income related to a lease terminating early during the period.   The following table presents the Company’s average lease and loan balances, income and related yields earned on an annualized basis.

	Six months ended			Six months ended
	December 31, 2024			December 31, 2023
	Average			Average
($ in thousands)	Balance	Income	Yield	Balance	Income	Yield

Commercial loans	$1,684	$37	4.39%	$2,001	$48	4.80%
Net investment in leases	7,994	415	10.38%	13,059	475	7.27%
Lease and loan assets	$9,678	$452	9.34%	$15,060	$523	6.95%

Other Lease Income – Other lease income more than tripled to $3.0 million for the six months ended December 31, 2024 entirely due to a $2.5 million gain on the sale of property on one operating lease.

Operating Expenses

The Company’s operating expenses for the six months ended December 31, 2024 increased by 4.8% to $1.44 million compared to $1.38 million the year before. The increase in fiscal 2025 included a 27% increase in officer compensation that offset a 19% reduction in all other expenses.

Income Taxes

The Company’s effective income tax rate varies between periods due to changes in the mix of pre-tax earnings, the benefit the Company receives from the dividends received exclusion, and the magnitude of gains or losses from equity securities included in earnings. For the first six months ending December 31, 2024, the tax provision of $3.1 million represented an effective rate of 24.2%, down from 27.0% for the first six months of fiscal 2024. The 2025 six-month provision included taxes accrued at 22.3% on pretax earnings of $4.5 million excluding unrealized securities gains, up from 19.9% in fiscal 2024 as dividends were a smaller proportion of such earnings, a provision accrued at 28% on unrealized security gains of $8.4 million, and a $236.000 reduction in deferred taxes estimated on unrealized security gains at June 30, 2024.

The components of earnings and taxes are summarized as follows:

	Six months ended Dec. 31,
(dollars in thousands)	2024	2023

Pretax earnings excluding securities net gain	$4,547	$2,685
Net gain on securities	8,417	11,745
Pretax earnings (loss)	12,964	14,430
Income tax expense excluding securities net gain	1,017	535
Income tax expense on securities net gain	2,119	3,360
Net tax expense	3,136	3,895
Net earnings excluding securities net gain	3,530	2,150
Net earnings securities portfolio net gain	6,298	8,385
Net earnings (loss)	$9,828	$10,535

California First Leasing Corporation	Semi-Annual Report for December 31, 2024

STATEMENT OF INVESTMENTS - December 31, 2024
(Unaudited )

Industry-- Percent of Net Assets	Company	Shares	Market Value

Common Stocks-- 91.60%
Auto & Truck Dealerships-- 1.52%	Lithia Mtrs Inc	10,759	$3,845,589
Auto Parts-- 1.81%	Allison Transmission	42,290	4,569,857

Banks - Diversified-- 5.42%	Bank of America Corp	117,500	5,164,125
	JP Morgan Chase & Co	4,380	1,049,930
	Wells Fargo & Co	106,400	7,473,536
			13,687,591

Capital Markets-- 5.26%	Goldman Sachs	23,200	13,284,784

Credit Services-- 1.82%	Credit Acceptance Corp (1)	1,220	572,741
	PayPal Holdings Inc (1)	47,100	4,019,985
			4,592,726

Drug Manufacturers-- 2.97%	Bristol Myers Squibb	132,800	7,511,168
Entertainment-- 0.94%	Netflix.com Inc. (1)	2,650	2,361,998
Footwear & Accessories-- 2.19%	On Holding AG (1)	101,100	5,537,247

Healthcare Plans-- 3.86%	Cigna Corp New	30,710	8,480,259
	United Health Group	2,489	1,259,086
			9,739,345

Information Tech Services-- 1.58%	Cognizant Tech Solutions	32,799	2,522,243
	Leidos Holdings Inc	10,181	1,466,675
			3,988,918

Insurance - Diversified-- 0.60%	Berkshire Hathaway Inc (1)	3,364	1,524,834
Insurance - Reinsurance-- 1.11%	Everest Group LTD	7,740	2,805,440

Internet Content & Information-- 13.23%	Alphabet Inc.	105,100	19,895,430
	Fiverr Intl LTD (1)	71,710	2,275,358
	Match Group Inc	68,500	2,240,635
	Meta Platforms Inc	13,907	8,142,688
	Shutterstock Inc	27,885	846,310
			33,400,421

Internet Retail-- 0.16%	Alibaba Grp Hldg	4,900	415,471
Oil & Gas E & P-- 2.57%	Ovintiv Inc.	159,925	6,476,963
Oil & Gas Equipment & Services-- 1.96%	Schlumberger LTD	129,000	4,945,860
Oil & Gas Integrated-- 6.85%	Exxon Mobil	160,800	17,297,256
Resorts & Casinos-- 1.09%	Vail Resorts Inc	14,648	2,745,768
Scientific & Technical Instruments-- 0.36%	Itron Inc (1)	8,400	912,072
Semiconductor Equip & Materials-- 5.98%	Applied Materials	92,836	15,097,919

Semiconductors-- 16.21%	Advanced Micro Devices Inc. (1)	37,100	4,481,309
	Marvell Technology Inc	130,800	14,446,860
	Micron Technology Inc	81,300	6,842,208
	Qualcomm Inc	58,650	9,009,813
	Taiwan Semiconductor Co	31,150	6,151,814
			40,932,004

Software - Infrastructure-- 0.98%	Twilio Inc (1)	22,900	2,475,032
Software Application-- 4.10%	AppLovin Corporation (1)	31,937	10,342,159
Specialty Business Services-- 1.58%	Global Payments Inc.	35,650	3,994,939
Specialty Chemicals-- 1.63%	Dupont De Nemours	53,940	4,112,925
Steel-- 0.37%	Cleveland-Cliffs Inc. (1)	100,000	940,000

California First Leasing Corporation	Semi-Annual Report for December 31, 2024

Industry-- Percent of Net Assets	Company	Shares	Market Value

Telecom Services-- 3.79%	Charter Communications Inc (1)	7,657	2,624,590
	Verizon Communications	173,750	6,948,263
			9,572,852

Thermal Coal-- 0.90%	Consol Energy Inc	21,300	2,272,284
Tobacco-- 0.76%	British American Tobacco	52,500	1,906,800

	Total Common Stocks		$231,290,221

Exchange Traded Funds-- 4.44%
Small-Cap Core-- 4.44%	iShares Russell 2000 ETF	29,705	6,563,617
	SPDR® Portfolio S&P 600 Small Cap ETF	103,485	4,648,546

	Total Exchange Traded Funds		$11,212,163

Short-term investments-- 8.43%
Money Market Mutual Funds-- 8.43%	Fidelity MM Treasury Portfolio (4.38%) *		19,554,006
	State Street Inst Liquid Rsrvs (4.47%) *		1,737,846

	Total Short-term Investments		$21,291,851

	Total Investments		$263,794,235

	Net Assets at December 31, 2024		$252,487,527

(1) Non-income producing security
* Rate is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Semi-Annual Report for December 31, 2024

STATEMENTS OF ASSETS, LIABILITIES AND STOCKHOLDERS’ EQUITY
(in thousands, except share amounts)

	December 31,	June 30,
	2024	2024

ASSETS

Cash and due from banks	$311	$519
Money-market mutual funds	21,292	24,155
U.S. Treasury bills	-	-
Cash and cash equivalents	21,603	24,674

Equity investments	242,502	223,626
Property acquired for transactions-in-process	612	467
Leases and loans:
Net investment in leases	6,983	9,369
Commercial loans	1,609	1,837
Allowance for credit losses	(100)	(121)
Net investment in leases and loans	8,492	11,085

Property on operating leases	175	757
Income tax receivable	600	226
Other assets	425	192
Total Assets	$274,409	$261,027

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Accounts payable	22	36
Accrued liabilities	881	412
Lease deposits	93	77
Deferred income taxes, net	20,926	17,843
Total Liabilities	21,922	18,368

Commitments and contingencies	-	-

Stockholders' equity:
Preferred stock; 2,500,000 shares authorized; none issued	-	-
Common stock; $.01 par value; 20,000,000 shares authorized; 9,309,387
at December 31, 2024 and June 30, 2024 issued and outstanding	93	93
Additional paid in capital	1,625	1,625
Retained earnings	250,769	240,941
Total Stockholders' Equity	252,487	242,659
Total Liabilities & Stockholders' Equity	$274,409	$261,027

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Semi-Annual Report for December 31, 2024

STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(Unaudited)

	Six Months Ended
	December 31,		Percent
	2024	2023	Change
Investment income
Dividend income	$1,948	$1,848	5.4%
Interest income	552	1,001	(44.9)%
Net realized gain (loss) on securities	(528)	(256)	106.3%
Net change in unrealized securities gains	8,945	12,001	(25.5)%
Total investment income	10,917	14,594	(25.2)%

Lease income
Finance and loan income	452	523	(13.6)%
Release of reserves for credit losses	19	80	(76.3)%
Operating and sales-type leases	402	551	(27.0)%
Gain on sale of leases and leased property	2,615	24	nm
Other fee income	1	34	(97.1)%
Total lease income	3,489	1,212	187.9%

Operating expenses
Compensation and employee benefits	1,126	992	13.5%
Director fees	63	72	(12.5)%
Occupancy	65	58	12.1%
Other general and administrative	188	254	(26.0)%
Total operating expenses	1,442	1,376	4.8%

Earnings before income taxes	12,964	14,430	(10.2)%

Income taxes	3,136	3,895	(19.5)%

Net earnings	$9,828	$10,535	(6.7)%

Basic earnings per common share	$1.06	$1.09	(3.4)%

Weighted average common shares outstanding	9,309	9,643

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Semi-Annual Report for December 31, 2024

STATEMENT OF STOCKHOLDERS' EQUITY
(Unaudited, in thousands, except share amounts)

			Additional
	Common Stock		Paid in		Retained
	Shares	Amount	Capital		Earnings	Total
Six months ended December 31, 2023

Balance, June 30, 2023	9,703,456	$97		$1,694	$217,589	$219,380

Net earnings	-	-		-	10,535	10,535

Shares repurchased	(394,069)	(4)		(69)	(6,493)	(6,566)

Balance, December 31, 2023	9,309,387	$93	$ $	1,625	$221,631	$223,349

Six months ended December 31, 2024

Balance, June 30, 2024	9,309,387	$93		$1,625	$240,941	$242,659

Net earnings	-	-		-	9,828	9,828

Balance, December 31, 2024	9,309,387	$93		$1,625	$250,769	$252,487

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Semi-Annual Report for December 31, 2024

STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Six months ended
	December 31,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Earnings	$9,828	$10,535
Adjustments to reconcile net earnings to cash flows
provided by (used for) operating activities:
Release of reserves for credit losses	(19)	(80)
Depreciation and net amortization	56	42
(Gain) loss on sale of leased property, net	(2,570)	5
Net realized loss on securities	528	256
Net change in unrealized securities gains	(8,945)	(12,001)
Deferred income taxes, including income taxes payable	3,083	3,482
Increase in income taxes receivable	(374)	(137)
Net increase (decrease) in accounts payable and accrued liabilities	469	(33)
Other, net	614	(144)
Net cash provided by operating activities	2,670	1,925

CASH FLOWS FROM INVESTING ACTIVITIES:
Investment in leases and transactions in process	(3,025)	(3,059)
Payments received on lease receivables and loans	5,186	4,908
Proceeds from sales of leased property and sales-type leases	2,593	215
Proceeds from sales and assignments of leases	275	2,197
Purchase of securities	(21,434)	(20,675)
Proceeds from sale of securities	10,975	7,938
Net (increase) decrease in other assets	(311)	5
Net cash used for investing activities	(5,741)	(8,471)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments to repurchase common stock	-	(6,566)
Net cash used for financing activities	-	(6,566)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(3,071)	(13,112)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	24,674	43,065
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$21,603	$29,953

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income tax paid, net	$428	$550
Addition to ROU assets from new operating lease liabilities	$356	$-

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Semi-Annual Report for December 31, 2024

Financial Highlights
(Unaudited)

	Six Months Ended December 31,
	2024	2023
Per Share Operating Performance
Net Asset Value, beginning of period	$26.07	$22.61
Net income	1.06	1.09
Less: Dividends paid	-	-
Net gain on share repurchase	-	0.29
Net Asset Value, end of period	$27.13	$23.99

Market price, end of period	$23.50	$16.75

Return to Shareholders (1)
Based on net asset value	4.07%	6.10%
Based on market price	20.45%	16.72%

Ratios, Supplemental Data
Expenses per share	$0.15	$0.14
Expenses plus taxes per share	$0.49	$0.55
Average Book Value per share	$26.64	$22.95
Expenses to Average Book Value (2)	1.16%	1.24%
Net income to Average Book Value	3.96%	4.76%
Portfolio turnover rate	4.69%	4.54%

(1)

Return on market price assumes a purchase on the first day and sale on the last day of each period reported. Dividends and distributions are assumed to be reinvested. Total return on book value uses the same methodology, using book value for the beginning and ending values, and dividend reinvestment at the closing price on the day of distribution. Returns for periods of less than one year are not annualized.

(2)	Expense ratio is annualized.

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Semi-Annual Report for December 31, 2024

NOTES TO FINANCIAL STATEMENTS

Note 1 – Basis of Presentation

The accompanying unaudited financial statements of California First Leasing Corporation, (“CFNB” or the “Company”), have been prepared in accordance with U.S. generally accepted accounting principles for interim financial information and do not include all of the information and footnotes required for complete financial statements. These financial statements should be read in conjunction with the financial statements and notes thereto included in the Annual report on Form N-CSR for the year ended June 30, 2024.

In the opinion of management, the unaudited financial statements contain all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of investments as of December 31, 2024 and the related statements of operations, stockholders’ equity and cash flows for the periods presented. The results of operations for the three and six-month periods ended December 31, 2024 are not necessarily indicative of the results of operations to be expected for the entire fiscal year ending June 30, 2025. Certain reclassifications have been made to the fiscal 2024 financial statements to conform to the presentation of the fiscal 2025 financial statements.

Note 2 –Fair Value Measurement:

ASC Topic 820: “Fair Value Measurements and Disclosures” defines fair value as the price that would be received in an orderly transaction between market participants in the principal or most advantageous market. ASC Topic 820 establishes a three-tiered value hierarchy that prioritizes inputs that are observable in the market and requires the maximum use of observable inputs and minimum use of unobservable inputs.  The three levels of inputs are defined as follows:

•	Level 1 - Valuation is based upon unadjusted quoted prices for identical instruments traded in active markets;
•

Level 2 - Valuation is based upon significant observable inputs, for example quoted prices for similar instruments in active markets, or quoted prices for identical instruments in markets that are not active;

•

Level 3 - Valuation is generated from model-based techniques that use inputs not observable in the market and based on the entity’s own judgment.  Level 3 valuation techniques could include the use of option pricing models, discounted cash flow models and similar techniques that rely on assumptions that market participants would use in pricing the asset or liability.

ASC 820 applies whenever other accounting pronouncements require presentation of fair value measurements, but does not change existing guidance as to whether or not an instrument is carried at fair value.

The value of deposits with banks and short-term treasury securities, because of their short-term nature, approximate fair value and are classified as Level 1. Equity securities, money market funds and the income fund are reported utilizing Level 1 inputs by reference to the market closing or last trade price. In the unlikely event that no trade occurred on the applicable date, an indicative bid or the last trade most proximate to the applicable date would be used (Level 2 input). Changes in markets, economic conditions or the Company valuation model may require the transfer of financial instruments from one level to another. Such transfer, if any, would be recorded at the fair value as of the beginning of the period in which the transfer occurred. The Company has had no transfers in fiscal 2024 and 2025.

The following table summarizes the Company’s assets, which are carried at fair value as of December 31, 2024 and June 30, 2024:

		Quoted Price in		Significant
		Active Markets for	Significant Other	Unobservable
(in thousands)	Total	Identical Assets	Observable Inputs	Inputs
Description of Assets / Liabilities	Fair Value	(Level 1)	(Level 2)	(Level 3)
	(in thousands)
As of December 31, 2024
Equity securities	$242,502	$242,502	$-	$-
Money-market accounts	21,292	21,292	-	-
Bank deposits	311	311	-	-
	$264,105	$264,105	$-	$-

As of June 30, 2024
Equity securities	$223,626	$223,626	$-	$-
Money-market accounts	24,155	24,155	-	-
Bank deposits	519	519	-	-
	$248,300	$248,300	$-	$-

California First Leasing Corporation	Semi-Annual Report for December 31, 2024

The net investment in leases (“Leases”) in Note 4 of $6.9 million approximates fair value. Leases consist of aggregate lease payments receivable, net of unearned income, with unearned income amortized on an internal rate of return method into income to achieve a level yield over the lease term, the “implicit rate”.   As long as the current market rate is below the implicit rate, there is no fair value adjustment to the carrying value of Leases.

The Company’s loans are not carried at fair value, but in accordance with the fair value disclosure requirements of ASC 825-50, the estimated fair value of the loans as of December 31, 2024 and June 30, 2024 is reported below based on discounted cash flow analyses, using interest rates currently offered for loans with similar terms to borrowers of similar credit quality and are classified as Level 3 in the fair value hierarchy.  Loan fair values are based on an exit value and have been adjusted for credit risk.

	December 31, 2024		June 30, 2024
	Carrying	Estimated	Carrying	Estimated
(in thousands)	Amount	Fair Value	Amount	Fair Value
Commercial loans after reserve for credit losses	$1,589	$1,487	$1,817	$1,721

Fair value estimates are based on relevant market information and data, however, Company estimates of fair values are subjective in nature, involve uncertainties and cannot be determined with precision.  Changes in assumptions could significantly affect the estimated values.

Note 3 – Investment Transactions and Compensation:

For the six months ended December 31, 2024, purchases and sales of investments, excluding short-term investments, were $21,434,057 and $10,974,620, respectively.

The aggregate remuneration paid to all officers and directors during the six months ended December 31, 2024 was $966,625 and $63,000, respectively.

Note 4 – Leases:

The Company's net investment in leases consists of the following:

	December 31,	June 30,
(in thousands)	2024	2024
Minimum lease payments receivable	$7,551	$10,245
Estimated residual value	72	94
Less unearned income	(640)	(970)
Net investment in leases before allowances	6,983	9,369
Less allowance for lease losses	(80)	(101)
Net investment in leases (“Leases”)	$6,903	$9,268

The minimum lease payments receivable and estimated residual value are discounted using the internal rate of return (“implicit rate”) related to each specific lease. The weighted average maturity of lease payments at December 31, 2024 is 23 months and the weighted average yield is 9.3%

Note 5 – Commercial Loans:

Commercial loans consist of the following:

	December 31,	June 30,
(in thousands)	2024	2024
Commercial real estate loan	$1,542	$1,651
Commercial term loan participation	68	189
Total commercial loans	1,610	1,840
Less unearned income and discounts	(1)	(3)
Less allowance for loan losses	(20)	(20)
Net commercial loans	$1,589	$1,817

California First Leasing Corporation	Semi-Annual Report for December 31, 2024

Note 6 – Credit Quality and Allowance for Credit Losses:

The Company classifies all credits under a system that assesses the ability of the credit to service the obligation based on current financial position, historical payment experience, and collateral adequacy, among other factors. The Company uses the following definitions for risk ratings:

Pass – Credits of the highest quality with positive primary repayment source but may have characteristics that are of higher than average risk.

Special Mention – Have a potential weakness that if left uncorrected may result in deterioration of the repayment prospects for the lease or loan or of the Company’s credit position at some future date.

Substandard – Are inadequately protected by the paying capacity of the obligor or of the collateral, if any. Credits have a well-defined weakness that jeopardize the liquidation of the debt or indicate the distinct possibility that the Company will sustain some loss if the deficiencies are not corrected.

Doubtful – Based on current information and events, collection of all amounts due according to the contractual terms of the lease or loan agreement is considered highly questionable and improbable.

The following table disaggregates the portfolio into three segments of 1) commercial transactions, 2) education, government and non-profit (“EGNP”) leases, and 3) commercial real estate loan, and further into the four risk classifications of “pass”, “special mention”, “substandard”, or “doubtful”.

			Commercial	Total
(in thousands)	Commercial	EGNP	Real Estate	Financing
	Transactions	Leases	Loan	Receivable
As of December 31, 2024:
Pass	$1,373	$5,290	$1,542	$8,208
Special Mention	387	-	-	387
Substandard	-	-	-	-
Doubtful	-	-	-	-
	$1,760	$5,290	$1,542	$8,592

The allowance for credit losses includes amounts to cover losses over the remaining life of the leases and commercial loans.  The accrual of interest income on leases and loans will be discontinued when the customer becomes ninety days or more past due on its lease or loan payments, unless the Company believes the investment is otherwise recoverable.  Leases and loans may be placed on non-accrual earlier if the Company has significant doubt about the ability of the customer to meet its lease or loan obligations, as evidenced by consistent delinquency, deterioration in financial condition or other relevant factors. Payments received while on non-accrual are applied to reduce the Company’s recorded value.

There were no past due credits at December 31, 2024 or 2023, and no increase in non-performing assets during either period. A summary of the allowance for credit losses is as follows:

	Six months ended December 31,
(dollars in thousands)	2024	2023
Allowance for credit losses at beginning of period	$121	$201
Charge-off of leases	(2)	-
Provision for (release of) reserves for credit losses	(19)	(80)
Allowance for credit losses at end of period	$100	$121
Allowance for credit losses as percent of
ending receivable balance	1.16%	0.91%

California First Leasing Corporation	Semi-Annual Report for December 31, 2024

Other Information

Privacy Policy

The Company has systems in place to safeguard shareholder privacy, with access to all information limited to a need to know basis. Through our transfer agent, Computershare Trust Company, the Company has access to nonpublic shareholder information such as name, address, tax identification number and the shares held that is used to send annual reports, proxy statements, tax statements or other information required by law. This information is not shared with any non-affiliated third party except pursuant to contracts to perform transaction processing, servicing or maintaining shareholder accounts. These companies are required to protect information and use it solely for the purpose for which they received it.

Proxy Voting Policies and Procedures

The policies and procedures to determine how to vote proxies relating to the securities portfolio is available without charge by contacting investor relations at California First Leasing Corporation, 5000 Birch Street, Suite 500, Newport Beach, CA 92660; by email at invest@calfirstlease.com; or on the Securities and Exchange Commission’s website at www.sec.gov. The Company’s report on its proxy voting record for the twelve-month period ended June 30, 2024 is available without charge by email request at invest@calfirstlease.com; or is available on the SEC’s website at www.sec.gov.

Quarterly Portfolio Information

The Company files its complete schedule of investments with the SEC for the first and the third quarter of each fiscal year on Form N-PORT beginning in the third calendar quarter of 2022. The Company’s Form N-PORT filing for September 30, 2024 is available on the SEC’s website at www.sec.gov.

Annual Meeting of Shareholders
The annual meeting of shareholders of the Company was held on October 29, 2024. At the meeting, all of the directors of the Company were elected by the following vote of the holders of Common Stock:

	Votes For	% Votes Cast	Votes Withheld

Patrick E. Paddon	8,060,423	89.66%	929,290
Glen T. Tsuma	8,060,383	89.66%	929,330
Michael H. Lowry	8,103,173	90.14%	886,540
Danilo Cacciamatta	8,110,147	90.22%	879,566
Robert W. Kelley	8,112,187	90.24%	877,526
Sarah J. Paddon	8,062,155	89.68%	927,558

Transfer Agent
Computershare Inc. serves as transfer agent and registrar with respect to Shares of the Company.

Independent Auditors
Eide Bailly, LLP serves as the independent registered public accounting firm to the Company.

(b) Not applicable

Item 2. Code of Ethics The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert
The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant fees and Services
The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrants. Not applicable insofar as the Company is not a listed issuer under the Securities Exchange Act of 1934, as amended.

Item 6. Investments.
(a) Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.
(b) Not applicable.

California First Leasing Corporation	Semi-Annual Report for December 31, 2024

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.
The information required by this Item is only required in an annual report on this Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
The information required by this Item is only required in an annual report on this Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable insofar as the Company’s shares are not registered pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since such procedures were last described in the Company’s proxy statement dated September 20, 2024.

Item 11. Controls and Procedures.

a)    The Principal Executive Officer and Principal Financial Officer of the Company have concluded that the Company’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Act are effective as of a date within 90 days of the filing date of this report based on their evaluation of the Disclosure Controls and Procedures.

b)    There have been no changes in the Company’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13. Exhibits.
(a) (1) The information required by this Item is only required in an annual report on this Form N-CSR.
(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act is attached hereto.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

California First Leasing Corporation

By:	/s/ Patrick E. Paddon
Patrick E. Paddon
Chairman and Chief Executive Officer
January 31, 2025

By:	/s/ S. Leslie Jewett
S. Leslie Jewett
Chief Financial Officer
January 31, 2025